Exhibit 99.1

News Release

For information contact:

Colleen Johnson

Vice President, Communications

CNL Financial Group

407-650-1223

CNL HEALTHCARE PROPERTIES II ANNOUNCES

ESTIMATED NET ASSET VALUE PER SHARE OF $10.06

(ORLANDO, Fla.) March 15, 2018 — CNL Healthcare Properties II, a non-traded real estate investment trust (REIT) focused on seniors housing and healthcare properties, announced today that the board of directors approved an estimated net asset value (NAV) per share of $10.06 for all share classes as of Dec. 31, 2017. The per share public offering price for each class of common stock in the current offering will be $10.99 for Class A shares, $10.56 for Class T shares and $10.06 for Class I shares effective after the close of business on March 15, 2018.

While CNL Healthcare Properties II was not required to conduct a valuation until June 30, 2018, this is the second voluntary valuation conducted by the company. In September 2017, the board of directors approved a NAV of $10.00 per share for all share classes, as of June 30, 2017. This most recent valuation was conducted to align with the recommendation of the Investment Program Association (IPA), a trade association, to estimate the NAV per share as of calendar year-end. CNL Healthcare Properties II expects to update its estimated NAV at least annually.

“Our second NAV was positively impacted by a number of factors, including the continued strong performance of our seniors housing property and the acquisition of the Mid-America Surgery Center in December,” said Stephen H. Mauldin, chairman, president and CEO of CNL Healthcare Properties II. “The valuation both reflects the high quality of our investments early in the company’s life, as well as the unmatched financial support that our advisor is providing to the company and our shareholders through the waiver or subordination of significant amounts of fees and expenses.”

The company engaged CBRE Capital Advisors, Inc. (CBRE Cap), an independent investment banking firm, to conduct the valuation. The valuation committee, comprised exclusively of independent board members, directed and reviewed the valuation process and recommended an estimated NAV per share of $10.06, which is at the midpoint of the range of values provided by CBRE Cap. The recommendation was unanimously approved by the full board of directors. CBRE Cap is not responsible for the estimated value per share approved by the board of directors and did not participate in the determination of the offering prices for each class of shares of the company’s common stock.

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The estimated NAV is based on the estimated value of the company’s assets minus the estimated value of its liabilities divided by the approximate number of shares outstanding on a fully diluted basis, calculated as of Dec. 31, 2017. The valuation process was completed in compliance with the company’s valuation policy and certain methodologies promoted by the IPA.

About CNL Healthcare Properties II

CNL Healthcare Properties II intends to qualify as a real estate investment trust (REIT) for federal income tax purposes beginning with the year ending Dec. 31, 2017, or the first year in which it commences material operations. Based in Orlando, Florida, CNL Healthcare Properties II intends to invest in the seniors housing, medical office, acute care and post-acute care sectors. For more information, visit cnlhealthcarepropertiesii.com.

About CNL Financial Group

CNL Financial Group (CNL) is a private investment management firm providing real estate and alternative investments. Since inception in 1973, CNL and/or its affiliates have formed or acquired companies with more than $34 billion in assets. CNL is headquartered in Orlando, Florida. For more information, visit cnl.com.

About CBRE

CBRE Group, Inc., (CBRE) is a Fortune 500 and S&P 500 company headquartered in Los Angeles, California, and one of the world’s largest commercial real estate services and investment firms (in terms of 2017 revenue). CBRE Cap, a FINRA registered broker-dealer and a subsidiary of CBRE, is an investment banking firm that specializes in providing real estate financial services. CBRE Cap and affiliates possess substantial experience in the valuation of assets similar to those owned by the Company and regularly undertake the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions.

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. CNL Healthcare Properties II (the “Company”) intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks,

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uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. These risks include that CNL Healthcare Properties II has limited operating history and there is no assurance that it will be able to achieve its investment objectives; that the board of directors may amend or revise investment and other policies without stockholder consent; that it may have difficulty funding distributions with funds provided by cash flows from operating activities; and that market and business conditions may affect its success, including changes in general or local economic or market conditions and changing demographics. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

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